Exhibit 10.2

                               PURCHASE AGREEMENT

      PURCHASE AGREEMENT (the "Agreement") made as of August 25, 2000 between MILESTONE SCIENTIFIC INC., a Delaware corporation, with its principal offices at 220 South Orange Avenue, Livingston, New Jersey 07039 (the "Company"), and each of the Purchasers identified on Exhibit A (collectively the "Purchasers" and individually a "Purchaser").

      WHEREAS, the Company desires to sell to Purchasers and Purchasers desire to purchase from the Company an aggregate of $1,000,000 face amount of its 20% Secured Notes (collectively the "Notes"), substantially in the form annexed as Exhibit B;

      NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereto agree as follows:

      1. Purchase and Sale of Notes.

            (a) Subject to the terms and conditions hereinafter set forth, each of the Purchasers hereby subscribes for and agrees to purchase from the Company the face amount of the Notes set forth opposite the Purchaser's name on Exhibit A.

            (b) The aggregate purchase price for the Notes shall be $1,000,000 and each Note shall be purchased at the face amount thereof. Each of the Purchasers shall be obligated to pay the amount of the face value of the Notes set forth opposite his name on Exhibit A. The purchase price for each Note is payable by good bank or certified check or by wire transfer of funds to the Company, contemporaneously with the execution and delivery of this Agreement. The Notes will be delivered by the Company on the Closing Date (as defined below).

      2. Terms of the Notes. Except as otherwise set forth in this Agreement, the terms of the Notes shall be as set forth in the Notes.

      3. Closing. The closing of each of the several Note purchases contemplated hereby (each a "Closing") shall each take place on a date (the "Closing Date") within three (3) business days following the satisfaction of the conditions set forth herein for the purchase of that Note and at such times as shall be determined by the Company at the offices of Morse, Zelnick, Rose & Lander, LLP, 450 Park Avenue, New York, New York 10022.

      4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, which representations and warranties shall be true and correct as of the date hereof and as of each Closing Date, as follows:

            4.1 Organization; Standing and Power. The Company and its subsidiaries (a) are corporations duly organized, existing and in good standing under the laws of the state of their incorporation, (b) have all requisite corporate power and authority to own their properties and to carry on their businesses as now conducted and as proposed hereafter to be conducted, (c) are duly qualified to do business as foreign corporations in each and every jurisdiction where such qualification is necessary except where the failure to so qualify would not have a material adverse effect on the financial condition, business, operations, assets or prospects of the

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      Company and its subsidiaries as a whole and (d) the Company has all requisite corporate power and authority to execute and deliver, and perform all of its obligations under this Agreement.

            4.2 Capitalization. The total authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and no shares of preferred stock. As of June 30, 2000, the Company has outstanding 10,652,898 shares of Common Stock. In addition, there are 1,000,000 shares of Common Stock reserved for issuance under the Company's 1997 Stock Option Plan of which 850,000 shares are issuable pursuant to the exercise of outstanding stock options ranging in exercise price from $1.00 to $23.00 per share. The Company also has outstanding other compensatory options for 136,000 shares with exercise prices ranging from $5.125 to $23.00 per share and warrants and options in connection with financing transactions for 226,190 shares at exercise prices ranging from $1.75 to $7.00 per share of Common Stock.

            4.3 Authorization. The execution, delivery and performance by the Company of its obligations under this Agreement has been duly authorized by all requisite corporate action and will not, either prior to or as a result of the consummation of the transactions contemplated by this Agreement or the Notes: (a) violate any law, any order of any court or other agency of government, any provision of the Certificate of Incorporation or Bylaws of the Company or any contract, indenture, agreement or other instrument to which the Company is a party, or by which the Company or any of its assets or properties are bound, or (b) be in conflict with, result in a breach of, or constitute (after the giving of notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of any Company pursuant to, or result in the acceleration of, any such contract, indenture, agreement or other instrument. The Company is not required to obtain any government approval, consent or authorization from, or to file any declaration or statement with, any governmental instrumentality or agency in connection with or as a condition to the execution, delivery or performance of any of this Agreement or the Notes other than the filings which have heretofore been made. This Agreement and each of the Notes is valid, binding and enforceable against the Company in accordance with its terms.

            4.4 Non-contravention. To the best of its knowledge, the Company is not in violation or breach of or in default with respect to, complying with any material provision of any contract, agreement, instrument, lease, license, arrangement or understanding to which it is a party, and each such contract, agreement, instrument, lease, license, arrangement and understanding is in full force and effect and is the legal, valid and binding obligation of the Company enforceable as to the Company in accordance with its terms (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and to general equitable principals). Neither the execution and the delivery of this Agreement, the issuance of the Notes, nor the consummation of the transactions contemplated hereby or thereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Company is subject or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which the Company is bound or to which any of the Company's assets are subject.


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            4.5 Litigation. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Company, threatened in writing against the Company, or any of its assets, which, if adversely determined, might reasonably be expected to have a material adverse effect on the Company's business, operations and financial condition.

            4.6 SEC Filings. The information set forth in the Form 10-KSB for the year ended December 31, 1999 and Form 10-QSB for the six month period ended June 30, 2000 (collectively, the "SEC Filings") as filed by the Company with the Securities and Exchange Commission (the "SEC") is true, correct and complete in all material respects as of the respective date of each such filing and does not omit to state any material fact necessary in order to make the statements therein not misleading. The financial statements of the Company as set forth in the SEC Filings have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and fairly present in all material respects the financial condition and results of operations of the Company as of their respective dates. Since June 30, 2000, there has not been any material adverse change in the business, financial condition or results of operations of the Company except that the Company has continued to operate at a loss. Except for the liabilities set forth in the financial statements included in the SEC Filings, or otherwise disclosed in the SEC Filings and liabilities which have arisen after June 30, 2000 in the ordinary course of business, the Company has no material liability.

            4.7 Due Authorization. The issuance of the Notes has been duly authorized by all necessary corporate action and each Note when issued will be the legal and binding obligation of the Company enforceable in accordance with its terms.

            4.8 Securities Law Exemption. Assuming the accuracy of Purchasers' representations and warranties set forth herein, the sale of the Notes pursuant to this Agreement has been made in accordance with the provisions and requirements of ss.4(2), Regulation D or ss.4(6) under the Securities Act of 1933, as amended (the "Securities Act") and any applicable state law.

            4.9 Use of Proceeds. The proceeds from the sale of the Notes will be used for working capital, including the payment of all amounts currently due and owing to the Company's auditors.

            4.10 Compliance with Laws. The Company is in compliance in all material respects with all occupational safety, health, wage and hour, employment discrimination, environmental, flammability, labeling, usury and other applicable laws which are material to its businesses, and the Company is not aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such applicable laws, or which may give rise to the assertion of any such violation, the effect of which could have a material adverse effect on the Company's business, operations and financial condition.

            4.11 Licenses and Permits. The Company has obtained all federal, state and local licenses and permits required to be maintained in connection with and material to its operations, and all such licenses and permits obtained are valid and in full force and effect.


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

            4.12 Patents, Trademarks, Copyrights, Etc. The Company owns or validly licenses all patents, patent rights, patent applications, licenses, shop rights, trademarks, trademark applications, tradenames, copyrights and other proprietary information (collectively "Rights") used in the conduct of its business as currently being conducted. To the actual knowledge of the Company, the conduct of its business as currently being conducted does not conflict with valid rights of others in any way, nor has any material use been made of the Rights, except by the Company or by other entities duly licensed to use the same.

            4.13 No Other Representations. The Company shall not be deemed to have made any representations, warranties, covenants, agreements or indemnifications pertaining to the subject matter of this Agreement, whether express or implied, except to the extent that such representations, warranties, covenants, agreements or indemnifications are made in this Agreement or the Schedules hereto or in any certificate or other agreement, document or instrument delivered pursuant to the provisions of this Agreement.

      5. Representations and Warranties of the Purchasers. Each of the Purchasers hereby severally represents and warrants to the Company as to that Purchaser, which representations and warranties shall be true and correct as of the date hereof and the Closing Date, as follows:

            5.1 Authorization of Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Purchaser, does not violate any laws or regulations applicable to Purchaser and is the valid binding and enforceable obligation of Purchaser in accordance with its terms.

            5.2 Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Purchaser is subject or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Purchaser is a party or by which Purchaser is bound or to which any of Purchaser's assets are subject.

            5.3 Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of the Securities Act, and the rules promulgated thereunder.

            5.4 Investment. Purchaser acknowledges that the offering of this Notes has not been reviewed by the United States Securities and Exchange Commission ("SEC") and that the sale of the Notes pursuant hereto is intended to be a nonpublic offering pursuant to ss.4(2), Regulation D or ss.4(6) of the Securities Act. Purchaser represents that the Note is being purchased for its own account, for investment and not for distribution or resale to others. Purchaser agrees that Purchaser will not sell or otherwise transfer the Notes unless it is registered under the Securities Act or unless an exemption from such registration is available. Purchaser understand that the Notes has not been registered under the Securities Act and it or will be issued pursuant to a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

            5.5 Access to Data. Purchaser has been given copies of the SEC Filings and has had an opportunity to review same. Purchaser has had an opportunity to discuss the SEC Filings and


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      the Company's business, management and financial affairs with the
      Company's management and the opportunity to review the Company's facilities, each to Purchaser's satisfaction. Purchaser understands that such discussions, as well as any written information issued or provided by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material but were not necessarily a thorough or exhaustive description thereof.

            5.6 Speculative Nature of Investment. Purchaser acknowledges that the purchase of the Notes involves a high degree of risk and that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and purchasing Notes; (ii) Purchaser may not be able to liquidate its investment; (iii) transferability of the Notes is extremely limited; and (iv) Purchaser could sustain the loss of its entire investment.

            5.7 Experience. Purchaser acknowledges that it has prior investment experience, including investment in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to review all of the documents furnished or made available by the Company and to evaluate the merits and risks of such an investment on Purchaser's behalf.

            5.8 Lack of Liquidity. Purchaser understands that there is no public market for the Notes.

            5.9 Legends. Purchaser consents to the placement of a legend on the Notes, provided it is not then covered by an effective Registration Statement, all as set forth in Section 6 of this Agreement.

            5.10 Address. Purchaser hereby represents that its address, appearing on Exhibit A, is, if an individual, his principal residence or if a business entity, its principal place of business.

            5.11 Registered Representative. Purchaser acknowledges that if he is a Registered Representative of a National Association of Securities Dealers, Inc. ("NASD") member firm, he must give such firm the notice required by the NASD Conduct Rules, or any applicable successor rules of the NASD receipt of which must be acknowledged by such firm on the signature page hereof.

            5.12 No Other Representations. Purchaser hereby represent that, except as set forth herein, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, Purchaser are not relying on any information, other than that contained herein, that contained in the SEC Filings and the results of independent investigation by the Purchaser. The Purchaser shall not be deemed to have made any representations, warranties, covenants, agreements or indemnifications pertaining to the subject matter of this Agreement, whether express or implied, except to the extent that such representations, warranties, covenants, agreements or indemnifications are made in this Agreement or the Exhibits hereto or in any certificate or other agreement, document or instrument delivered pursuant to the provisions of this Agreement.

            5.13 No Broker. There is no firm, corporation, agency or other entity or person that is entitled to a finder's fee or any type of commission in relation to or in connection with the


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      transactions contemplated by this Agreement as a result of any agreement or understanding with the Purchaser or any of their employees or agents.

            5.14 Limitation of Market Activity. Upon receipt of the foregoing notice as to the issuance of shares in payment of principle and interest, the holder of this Note shall cease all market activity, directly or indirectly, in shares of the Company's common stock and shall not resume such activity until the expiration of the 15 trading day pricing period provided for in the preceding sentence.

            6. Legends. The Notes shall be endorsed with the following legend:

      THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNTIL (I) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (II) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE.

      THIS SECURITY IS SUBJECT TO THE TERMS OF A PURCHASE AGREEMENT, DATED AS OF AUGUST 25, 2000, A COPY OF WHICH IS ON FILE AT THE EXECUTIVE OFFICES OF MILESTONE SCIENTIFIC INC.

      7. Confidentiality. Purchaser covenants and agrees that Purchaser, its agents and representatives will use for its own benefit, convey or disclose to any third party any information provided by the Company concerning its current or proposed business, operations and financial conditions, other than information which is already publicly available, was already known to the Purchaser or is obtained from a source other than the Company and to the extent required by law.

      8. Affirmative Covenants. The Company covenants and agrees with the Purchaser that, from the date hereof and until the Notes have been paid in full, it shall:

                  9.1 Corporate. Do or cause to be done all things necessary to at all times (a) other than mergers solely among the Company and any of its subsidiaries, preserve, renew and keep in full force and effect its corporate existence, patents, trademarks, rights, licenses, permits and franchises, (b) comply with this Agreement,
            (c) maintain and preserve all of its material property used or useful in the conduct of their respective businesses, and (d) comply with all applicable laws material to its businesses, including the reporting requirements of the Securities Exchange Act of 1934, whether now in effect or hereafter enacted, promulgated or issued.

                  9.2 Notice of Proceedings. Give prompt written notice to each of the Purchasers of any proceeding instituted against the Company in any federal or state court or before any commission or other regulatory body, whether federal, state or local, which, if adversely determined, could have a material adverse effect upon their business, operations, properties, assets or condition, financial or otherwise when taken as a whole.


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

                  9.3 Books and Records; Inspection. Maintain true and accurate books and records respecting all of their business operations, and permit agents or representatives of the Purchasers to inspect, at any time during normal business hours, upon reasonable notice, and without undue material disruption of their business operations, all of such books and records and to visit the properties and operations of the Company and consult with the employees and officers of the Company.

                  9.4 Notice of Default or Material Adverse Change. Promptly
            advise the Purchasers of any event which could have a material adverse effect on the Company's business, operation, property, assets or condition, financial or otherwise, or the existence or occurrence of any Event of Default (as defined in the Notes), any breach of this Section 9 or any default of the Company under any agreement or instrument to which it is a party.

                  9.5 Shares Which May Be Issued. The Company covenants that all shares issued in payment of principal or interest on the Notes will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      10. Conditions Precedent to the Obligations of the Company. The obligations of the Company pursuant to this Agreement are subject to the satisfaction at the Closing of each of the following conditions; provided, however, that the Company may, in its sole discretion, waive any of such conditions and proceed with the transactions contemplated hereby.

            10.1 Accuracy of Representations and Warranties. The representations and warranties of the Purchasers contained in this Agreement or in any document or certificate delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

            10.2 Performance of Agreements. The Purchasers shall have duly executed and delivered this Agreement to the Company and shall have performed and complied in all material respects with all covenants, obligations and agreements to be performed or complied with by any of them on or before the Closing Date pursuant to this Agreement.

      11. Conditions Precedent to the Obligations of the Purchasers. The obligations of each of the Purchasers under this Agreement are subject to the satisfaction at the Closing of each of the following conditions; provided, however, that the Purchasers may, in their sole discretion, waive any of such conditions and proceed with the transactions contemplated hereby.

            11.1 Accuracy of Representations and Warranties. The representations and warranties of the Company contained in this Agreement or in any document or certificate delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the Closing Date, as if made on and as of the Closing Date.

            11.2 Performance of Agreements. The Company shall have duly executed and delivered this Agreement and the Registration Rights Agreement and shall have performed and complied in all material respects with all covenants, obligations and agreements to be performed or complied with by it on or before the Closing Date pursuant to this Agreement.


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

            11.3 Litigation, Material Changes, Defaults, etc. No claim, action, suit, proceeding, arbitration or hearing or notice of hearing shall be pending (and no action or investigation by any governmental authority shall be threatened) which seeks to enjoin, prevent or adversely affect the consummation of the transactions contemplated by this Agreement. There shall not have been any changes in the business of the Company which have or could reasonably be expected to have a material adverse effect on the business, operations, properties, assets or condition, financial or otherwise, of the Company. There shall exist no defaults under the provisions of any instrument evidencing indebtedness of the Company.

            11.4 Purchase Permitted by Applicable Laws. The purchase of and payment for the Notes shall not be prohibited by any applicable law or governmental regulation (including without limitation Regulations G, T and X of the Board of Governors of the Federal Reserve System) and shall not subject the holders of the Notes to any tax, penalty or liability under any applicable law or governmental regulation.

      12. General Provisions.

            12.1 Survival of Representations, Warranties, Covenants, and Agreements. The representations, warranties, covenants and agreements contained in this Agreement shall survive the execution of this Agreement.

            12.2 Notices. All notices, requests, demands and other communications which are required to be or may be given under this Agreement to any party to any of the other parties shall be in writing and shall be deemed to have been duly given when (a) delivered in person, (b) the day following dispatch by an overnight courier service (such as Federal Express or UPS, etc.) or (c) five (5) days after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, to the party to whom the same is so given or made. Any notice or other communication given hereunder shall be addressed to the Company, at its principal offices as set forth above and to the Purchasers at the addresses indicated on Exhibit A hereto.

            12.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

            12.4 Headings. All headings are inserted for convenience of reference only and shall not affect the meaning or interpretation of any such provisions or of this Agreement, taken as an entirety.

            12.5 Severability. If and to the extent that any court of competent jurisdiction holds any provision (or any part thereof) of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

            12.6 Changes, Waivers, Etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but rather may only be changed by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.


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            12.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

            12.8 Binding Effects. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns.

            12.9 Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and incorporates and supersedes all prior discussions, agreements and understandings of any and every nature among them.

            12.10 Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.


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            12.11 Expenses. Each party hereto shall pay all of its own fees and expenses in connection with the transactions contemplated hereby.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         MILESTONE SCIENTIFIC INC.

                                         By: __________________________________
                                             Mitchell Kuhn, President


                                         CUMBERLAND BENCHMARKED PARTNERS, L.P.

                                         By: CUMBERLAND ASSOCIATES

                                         By: __________________________________
                                             Bruce Wilcox,
                                             Chairman, Management Committee


                                         LONGVIEW PARTNERS A, L.P.

                                         By: CUMBERLAND ASSOCIATES

                                         By: __________________________________
                                             Bruce Wilcox,
                                             Chairman, Management Committee


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